UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 20, 2023

VARAGON CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	000-56450	30-1206578
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

151 West 42nd Street, 53rd Floor
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 235-2600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 20, 2023, Varagon Capital Corporation (the “Company”) entered into Second Amendment (the “Amendment”) to the Loan and Security Agreement, dated as of June 2, 2022 (the “Loan Agreement”), by and among VCC Funding, LLC, a wholly owned financing subsidiary of the Company, as borrower (in such capacity, the “Borrower”), the lenders party thereto, the collateral administrator, collateral agent and securities intermediary party thereto, JPMorgan Chase Bank, National Association, as administrative agent, and the Company, as servicer, relating to the Borrower’s revolving credit facility (the “JPM Credit Facility”). The Amendment, among other things: (i) permits the inclusion of revolving loans as collateral to the JPM Credit Facility; (ii) decreases the minimum funding amount under the Loan Agreement from 85% to 75% of the financing commitment commencing November 21, 2023; and (iii) increases the percentage of Collateral Principal Amount (as defined in the Second Amendment) that may consist of portfolio investments the obligors of which have a leverage ratio equal to or greater than 7.0x from 0.0% to 10.0%.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the copy of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1

Second Amendment to the Loan and Security Agreement, dated as of November 20, 2023, by and among VCC Funding, LLC, as borrower, the lenders party thereto, the collateral administrator, collateral agent and securities intermediary party thereto, JPMorgan Chase Bank, National Association, as administrative agent, and Varagon Capital Corporation, as servicer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARAGON CAPITAL CORPORATION

Date: November 21, 2023	By:	/s/ Walter J. Owens
		Name:	Walter J. Owens
		Title:	Chief Executive Officer